UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2021

LEGATO MERGER CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39906	85-1783294
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

777 Third Avenue, 37th Floor

New York, NY 10017

(Address of Principal Executive Offices) (Zip Code)

(212) 319-7676

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one redeemable warrant	LEGOU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	LEGO	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	LEGOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously disclosed, on May 24, 2021, Legato Merger Corp. (“Legato”) entered into an Agreement and Plan of Merger, dated as of May 24, 2021 (the “Merger Agreement”), by and among Legato, Algoma Steel Group Inc. (formerly known as 1295908 B.C. Ltd.), a corporation organized under the laws of the Province of British Columbia (“Algoma”), and Algoma Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Algoma (“Merger Sub”).

On October 19, 2021 (the “Closing Date”), as contemplated by the Merger Agreement, Merger Sub merged with and into Legato, with Legato surviving as a wholly-owned subsidiary of Algoma, and with the securityholders of Legato becoming securityholders of Algoma (the “Merger”). Additionally, on the Closing Date, Algoma completed the sale of Algoma common shares (“Common Shares”) to certain accredited investors (“Investors”), at a price per share of $10.00 (such Common Shares, the “PIPE Shares”), for gross proceeds to Algoma of approximately $100 million, pursuant to a series of subscription agreements (“Subscription Agreements”) entered into by Algoma and the Investors concurrently with the signing of the Merger Agreement.

On the Closing Date, after giving effect to the redemption of an aggregate of 716 shares of Legato’s common stock in accordance with the terms of Legato’s amended and restated certificate of incorporation (“SPAC Redemptions”), but without giving effect to the issuance of Common Shares which may be issued by Algoma pursuant to the earnout conditions set forth in the Merger Agreement, the securityholders of Algoma and certain members of Algoma’s management receiving shares pursuant to the Merger Agreement own approximately 65% of the outstanding Common Shares and the securityholders of Legato and the Investors purchasing PIPE Shares own the remaining Common Shares.

On the Closing Date, the following securities issuances were made by Algoma to Legato’s securityholders: (i) each outstanding share of common stock of Legato, after taking into account the redemption of 716 shares by the holders of common stock, was exchanged for one newly issued Common Share, and (ii) each outstanding warrant of Legato was assumed by Algoma and became a warrant of Algoma (“Algoma Warrant”).

The description of the Merger Agreement contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by the text of the Merger Agreement, which was filed as Exhibit 2.1 to Legato’s Current Report on Form 8-K filed on May 24, 2021 and is incorporated by reference herein.

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, Legato, Algoma, Continental Stock Transfer & Trust Company, a New York limited purpose trust company (“Continental”), and TSX Trust Company, a company existing under the laws of Canada, entered into that certain Amendment Agreement (“Amended Warrant Agreement”). The Amended Warrant Agreement amends that certain Warrant Agreement, dated as of January 19, 2021, by and between Legato and Continental (the “Existing Warrant Agreement”), to provide for, among other things, the assignment by Legato of all its rights, title and interest in the warrants of Legato to Algoma. Pursuant to the Amended Warrant Agreement, all Legato warrants under the Existing Warrant Agreement will no longer be exercisable for shares of Legato’s common stock, but instead will be exercisable for Common Shares.

The foregoing description of the Amended Warrant Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Amended Warrant Agreement which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, in connection with the consummation of the Merger, the following material agreements of Legato terminated in accordance with their terms: (i) that certain Investment Management Trust Agreement, dated as of January 19, 2021, between Legato and Continental, pursuant to which Continental invested the proceeds of Legato’s initial public offering in a trust account and facilitated the SPAC Redemptions; (ii) that certain Administrative Services Agreement, dated as of January 19, 2021, between Legato and Crescendo Advisors II, LLC, pursuant to which an affiliate of certain officers and directors of Legato provided office space, utilities, and secretarial and administrative support to Legato for a fee of $15,000 per month; and (iii) that certain Business Combination Marketing Agreement between Legato Merger Corp. and EarlyBirdCapital, Inc., which provided for EarlyBirdCapital, Inc., to provide Legato with certain advisory services in connection with the Merger.

Also on the Closing Date, in connection with the consummation with the Merger, the Registration Rights Agreement, dated as of January 19, 2021, between Legato and those persons listed as an “Investor” on the signature pages thereto (the “Registration Rights Agreement”), was terminated by a signed agreement entered into by the parties to the Registration Rights Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Items 1.01 and 1.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference herein.

In connection with the consummation of the Merger, on the Closing Date, Legato and Algoma notified The Nasdaq Stock Market (“Nasdaq”) that the certificate of merger relating to the Merger had been filed with the Secretary of State of the State of Delaware and that Legato’s outstanding securities had been converted into Common Shares and Algoma Warrants, as described in the Introductory Note above. Legato and Algoma jointly requested that Nasdaq delist Legato’s units, common stock, and warrants on October 19, 2021, and as a result, trading of Legato’s units, common stock, and warrants on Nasdaq was suspended at 4:00 p.m. on October 19, 2021. On October 19, 2021, Nasdaq filed a notification of removal from listing and registration on Form 25, thereby commencing the process of delisting Legato’s securities from Nasdaq and deregistering the securities under Section 12(b) of the Securities Exchange Act of 1934, as amended. Following the consummation of the Merger, the Common Shares and Algoma Warrants began trading on Nasdaq under the symbols “ASTL” and “ASTLW,” respectively, and on the Toronto Stock Exchange under the symbols “ASTL” and “ASTL.WT,” respectively.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Item 3.01 above and Item 5.01 below of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger, a change in control of Legato occurred. Following the consummation of the Merger, Legato became a wholly-owned subsidiary of Algoma, subsequent to which, also on the Closing Date, Legato was dissolved and its assets and liabilities were distributed to Algoma.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference herein.

In accordance with the terms of the Merger Agreement, and effective as of the Closing Date, each of Legato’s officers and directors resigned as a member of Legato’s board of directors and/or from each officer position previously held, as applicable. These resignations were not a result of any disagreement between Legato and the officers and directors on any matter relating to Legato’s operations, policies or practices. Three former officers and directors of Legato (Eric S. Rosenfeld, David Sgro, and Brian Pratt) have become directors of Algoma as of the Closing Date.

Item 8.01.	Other Events.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is the press release jointly issued by the parties announcing the consummation of the Merger.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

4.1	Amendment Agreement, dated as of October 19, 2021, among Legato Merger Corp., Algoma Steel Group Inc., Continental Stock Transfer & Trust Company, and TSX Trust Company.

99.1	Press Release.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2021		LEGATO MERGER CORP.

	By:	/s/ John Naccarato
Name: John Naccarato
Title: President

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